Exhibit 99



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of GPU Companies Employee Savings Plan for Employees Represented by IBEW Local 777 (the "Plan"), on Form 11-K/A for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen J. Mileski, Chairman of the Savings Plan Committee, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies, in all material respects, with the requirements of section 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.




                                               /s/ Stephen J. Mileski
                                            -----------------------------
                                                   Stephen J. Mileski
                                                    Chairman of the
                                                 Savings Plan Committee
                                                     June 30, 2003